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                                                                EXHIBIT 10.2

[LOGO]
Sanwa
Bank
CALIFORNIA

                              CONTINUING GUARANTY

For value received and in consideration of the extension of credit by SANWA BANK CALIFORNIA (the "Bank") to DOVE AUDIO, INC. (the "Debtor") or the benefits to the undersigned derived therefrom, the undersigned (the "Guarantor"), guarantees and promises to pay to the Bank any and all Indebtedness (as defined below) and agrees as follows:

1. INDEBTEDNESS. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, guaranties and liabilities of the Debtor heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon any Indebtedness may be or hereafter becomes barred by any statute of limitations or whether any Indebtedness may be or hereafter becomes otherwise unenforceable.

2. GUARANTY. The Guarantor unconditionally agrees to pay to the Bank or its order, on demand, an amount equal to the amount of the Indebtedness or otherwise perform any obligation of the Debtor undertaken pursuant to any Indebtedness. In addition to any maximum principal liability hereunder, the Guarantor agrees to (i) bear the expenses enumerated hereunder in the paragraph herein entitled "Attorneys' Fees" and (ii) pay interest on the Indebtedness at the rate(s) applicable thereto. Notwithstanding the foregoing, the Bank may allow the Indebtedness to exceed the Guarantor's liability hereunder. Any payment by the Guarantor shall not reduce the maximum principal obligation of the Guarantor hereunder unless written notice to that effect is actually received by the Bank at or prior to the time of such payment. Any payment by the Debtor or any other person shall not reduce the Guarantor's maximum principal liability hereunder.

3. RIGHT TO AMEND OR MODIFY INDEBTEDNESS. The Guarantor authorizes the Bank, at its sole discretion, with or without notice and without affecting the Guarantor's liability hereunder, from time to time to: (i) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise; (ii) alter or change any provision of any Indebtedness including, but not limited to, the rate of interest thereon, and any document, instrument or agreement (other than this Guaranty) evidencing, guaranteeing, securing or related to any Indebtedness; (iii) release, discharge, exonerate, substitute or add one or more parties liable on any Indebtedness or one or more endorsers, cosigners or guarantors for any Indebtedness; (iv) obtain collateral for the payment of any Indebtedness or any guaranty thereof; (v) release existing or after-acquired collateral on such terms as the Bank, in its sole discretion, shall determine; (vi) apply any sums received from the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever owed or to be owed to the Bank by the Debtor in any order or amount and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable; and (vii) apply to any Indebtedness, in any order or amount, regardless of whether such Indebtedness is secured by collateral or is due and payable, any sums received from the Guarantor or from the sale of collateral in which the Guarantor has granted the Bank a security interest.


4. WAIVERS. The Guarantor hereby unconditionally and irrevocably acknowledges and agrees to the matters set forth below:

         A. DEFICIENCY. In the event that any Indebtedness is now or hereafter secured by a deed of trust, the Guarantor waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered on certain real property purchase money obligations (as presently contained in Section 580b of the California Code of Civil Procedure and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust (as presently contained in Section 580d of the California Code of Civil Procedure and as it may be amended or superseded in the future). THE GUARANTOR ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF THE GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGEMENT. THE GUARANTOR HEREBY SPECIFICALLY WAIVES ANY SUCH DEFENSE.

         B. ELECTION OF REMEDIES. The Guarantor waives any defense based upon the Guarantor's loss of a right against the Debtor arising from the Bank's election of a remedy on any Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's right against the Guarantor in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code and as it may be amended or superseded in the future).

         Without limiting the generality of the foregoing, the Guarantor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Debtor by operation of Section 580d of the California Code of Civil Procedure or otherwise.

         C. STATUTE OF LIMITATIONS. The Guarantor waives the benefit of the statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof.

         D. ACTION AGAINST THE DEBTOR AND COLLATERAL (AND OTHER REMEDIES). The Guarantor waives all right to require the Bank to: (i) proceed against the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; (ii) join the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness in any action or actions that may be brought and prosecuted by the Bank solely and separately against the Guarantor on any Indebtedness; (iii) proceed against any item or items of collateral securing any Indebtedness or any guaranty thereof; or (iv) pursue or refrain from pursuing any other remedy whatsoever in the Bank's power.

         E. DEBTOR'S DEFENSES. The Guarantor waives any defense arising by reason of any disability or other defense of the Debtor, the Debtor's successor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. Until all Indebtedness has been paid in full, even though it may be in excess of the liability incurred hereby, the Guarantor shall not have any right of subrogation and the Guarantor waives any benefit of and right to participate in any collateral now or hereafter held by the Bank. The Guarantor waiver all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of sale of any collateral securing any Indebtedness or any guaranty thereof, and notice of the existence, creation or incurring of new or additional Indebtedness.

         F. DEBTOR'S FINANCIAL CONDITION. The Guarantor hereby recognizes, acknowledges and agrees that advances may be made in the future from time to time with respect to any Indebtedness without authorization from or notice to the Guarantor even though the financial condition of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Guaranty. The Guarantor waives all right to require the Bank to disclose any information with respect to: (i) any Indebtedness now existing or hereafter incurred; (ii) the present or future financial condition, credit or character of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; (iii) any present or future




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         collateral securing any Indebtedness or any guaranty thereof; or (iv)
         any present or future action or inaction on the part of the Bank, the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. The Guarantor hereby assumes the responsibility for being informed of the financial condition, credit and character of the Debtor and of all circumstances bearing upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

5. RIGHT OF SET-OFF; GRANT OF SECURITY INTEREST. In addition to all liens upon and rights of set-off against any monies, securities or other property of the Guarantor given to the Bank by law, the Bank shall have a security interest in and a right to set off against all monies, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with the Bank, the Bank's agents or any one or more of them, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest and right of set-off may be exercised without demand upon or notice to the Guarantor. No action or inaction by the Bank with respect to any security interest or right of set-off shall be deemed a waiver thereof and every right of set-off and security interest shall continue in full force and effect until specifically released by the Bank in writing. The security interest created hereby shall secure all of the Guarantor's obligations under this Guaranty.

6. RIGHT OF FORECLOSURE. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any Indebtedness even though such foreclosure may destroy or diminish the Guarantor's rights against the Debtor. The Guarantor shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

7. SUBORDINATION. Any indebtedness of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness now or hereafter owed to the Guarantor is hereby subordinated to the Indebtedness. Such indebtedness owed to the Guarantor shall, if the Bank so requests, be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor set forth herein.
Should the Guarantor fail to collect the proceeds of any such indebtedness owed to it and pay the proceeds to the Bank, the Bank, as the Guarantor's attorney-in-fact, may do such acts and sign such documents in the Guarantor's name as the Bank considers necessary to effect such collection.

8. INVALID, FRAUDULENT OR PREFERENTIAL PAYMENTS. The Guarantor agrees that, to the extent the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness makes a payment or payments to, or is credited for any payment or payments made for or on behalf of the Debtor to the Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby shall be revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

9. JOINT AND SEVERAL OBLIGATIONS; INDEPENDENT OBLIGATIONS. If more than one Guarantor signs this Guaranty, the obligations hereunder are joint and several. The Guarantor's obligations hereunder are independent of the obligations of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness and a separate action or actions may be brought and prosecuted against the Guarantor on any Indebtedness.

10. FINANCIAL INFORMATION. The Guarantor hereby agrees to deliver or cause to be delivered to the Bank:

         A. Other Information. (i) Annual Statements. Not later than March 31st of each year, a copy of the updated personal financial statement of the Guarantor commencing March 31, 1997, which report shall be prepared by the Guarantor; and (ii) Tax Returns. Not later than 30 days after filing but in no event later than October 15th of each year, a copy of the Guarantor's federal income tax returns filed for such year.

11. ACKNOWLEDGEMENT OF RECEIPT. Receipt of a true copy of this Guaranty is hereby acknowledged by the Guarantor. The Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by the Bank to renew or hereafter extend credit to the Debtor. The Guarantor agrees that this Guaranty shall be effective with or without notice from the Bank of the Bank's acceptance hereof.

12. CONTINUING GUARANTY. This Guaranty is a continuing guaranty. Revocation shall be effective only upon written notice personally received by an officer of the Bank at the originating office indicated below or actually received at the originating office by United States mail postage prepaid. Notice shall be effective at any office of the Bank should the originating office no longer be in existence. Revocation shall be effective at the close of the Bank's business day when such notice is actually received. Any revocation shall be effective only as to the revoking party and shall not affect that party's obligation with respect to any Indebtedness existing before such revocation is effective.

13. NON-RELIANCE. In executing this Guaranty, the undersigned is not relying, and has not relied, upon any statement or representation made by the Bank, or any employee, agent or representative of the Bank, with respect to the status, financial condition or other matters related to the Debtor or the relationship between the Debtor and the Bank.

14. MULTIPLE GUARANTIES. If the Guarantor has executed or does execute more than one guaranty of any indebtedness of the Debtor to the Bank, the limits of liability thereunder and hereunder shall be cumulative.

15. SEVERABILITY. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

16. CORPORATE OR PARTNERSHIP AUTHORITY. If the Debtor is a corporation or partnership, the Bank need not inquire into the power of the Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf and any credit granted in reliance upon the purported exercise of such power or authority is guarantied hereunder.

17. SEPARATE PROPERTY. Any married person who signs this Guaranty expressly agrees that recourse may be had against such person's separate property for all obligations hereunder.

18. ASSIGNMENT. The Bank may, with or without notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of the Bank, its successors and assigns, and shall bind the Guarantor and the Guarantor's heirs, executors, administrators, successors and assigns.

19. WAIVER OF JURY. The Guarantor and the Bank hereby expressly and voluntarily waive any and all rights, whether arising under the California constitution, any rules of the California Code of Civil Procedure, common law or otherwise, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Guaranty or any other agreement, document or transaction contemplated hereby.

20.      DISPUTE RESOLUTION.

         A. DISPUTES. It is understood and agreed that, upon the request of any party to this Guaranty, any dispute, claim or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable, now existing or hereinafter arising between the parties in any way arising out of, pertaining to or in connection with: (i) this Guaranty, or any related agreements, documents or instruments, (ii) all past and present loans, credits, accounts, deposit accounts (whether demand deposits or time deposits), safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind, (iii) any incidents, omissions, acts, practices, or occurrences causing injury to any party whereby another party or its agents, employees or representatives may be liable, in whole or in part, or (iv) any aspect of the past or present relationships of the parties, shall be resolved through a two-step dispute resolution process administered by the Judicial Arbitration & Mediation Services, Inc. ("JAMS") as follows:






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         B.      STEP I - MEDIATION.  At the request of any party to the
         dispute, claim or controversy, the matter shall be referred to the nearest office of JAMS for mediation, which is an informal, non-binding conference or conferences between the parties in which a retired judge or justice from the JAMS panel will seek to guide the parties to a resolution of the case.

         C. STEP II - ARBITRATION (CONTRACTS NOT SECURED BY REAL PROPERTY). Should any dispute, claim or controversy remain unresolved at the conclusion of the Step I Mediation Phase, then (subject to the restriction at the end of this subparagraph) all such remaining matters shall be resolved by final and binding arbitration before a different judicial panelist, unless the parties shall agree to have the mediator panelist act as arbitrator. The hearing shall be conducted at a location determined by the arbitrator in Los Angeles, California (or such other city as may be agreed upon by the parties) and shall be administered by and in accordance with the then existing Rules of Practice and Procedure of JAMS and judgement upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorneys' fees and costs. This subparagraph shall apply only if, at the time of the submission of the matter to JAMS, the dispute or issues involved do not arise out of any transaction which is secured by real property collateral or, if so secured, all parties consent to such submission.

         As soon as practicable after selection of the arbitrator, the arbitrator, or the arbitrator's designated representative, shall determine a reasonable estimate of anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within 10 days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

         D. STEP II - TRIAL BY COURT REFERENCE (CONTRACTS SECURED BY REAL PROPERTY). If the dispute, claim or controversy is not one required or agreed to be submitted to arbitration, as provided in the above subparagraph, and has not been resolved by Step I mediation, then any remaining dispute, claim or controversy shall be submitted for determination by a trial on Order of Reference conducted by a retired judge or justice from the panel of JAMS appointed pursuant to the provisions of Section 638(l) of the California Code of Civil
         Procedure, or any amendment, addition or successor section thereto, to hear the case and report a statement of decision thereon. The parties intend this general reference agreement to be specifically enforceable in accordance with said section. If the parties are unable to agree upon a member of the JAMS panel to act as referee, then one shall be appointed by the Presiding Judge of the county wherein the hearing is to be held. The parties shall pay in advance, to the referee, the estimated reasonable fees and costs of the reference, as may be specified in advance by the referee. The parties shall initially share equally, by paying their proportionate amount of the estimated fees and costs of the reference. Failure of any party to make such a fee deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend any cause of action which is the subject of the reference, but shall not otherwise serve to abate, stay or suspend the reference proceeding.

         E. PROVISIONAL REMEDIES, SELF HELP AND FORECLOSURE. No provision of, or the exercise of any rights under any portion of this Dispute Resolution provision, shall limit the right of any party to exercise self help remedies such as set off, foreclosure against any real or personal property collateral, or the obtaining of provisional or ancillary remedies, such as injunctive relief or the appointment of a receiver, from any court having jurisdiction before, during or after the pendency of any arbitration. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for provisional remedies, pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party to submit the controversy or claim to arbitration.

21. ATTORNEYS' FEES. Whether or not any suit, action, arbitration or other dispute resolution proceeding is instituted, the Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred in the collection of any Indebtedness, in the protection or preservation of, or realization on, any collateral securing any Indebtedness and in the enforcement by the Bank of this Guaranty.

22. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of the State of California and the Guarantor hereby submits to the jurisdiction of the courts of the State of California.

23. ENTIRE AGREEMENT. This Guaranty and all documents, instruments and agreements mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties pertaining to the transactions contemplated hereunder not incorporated or referenced in this Guaranty or in such documents, instruments and agreements are superseded hereby.

24. HEADINGS. The headings used herein are solely for the purpose of identification and have no legal significance.

25. ADDRESS OF THE BANK. The Bank's originating office under this Guaranty is: Sherman Oaks Office, 15165 Ventura Boulevard, Sherman Oaks, CA 91403.

26. MAXIMUM PRINCIPAL LIABILITY. THE MAXIMUM PRINCIPAL LIABILITY UNDER THIS GUARANTY IS the amount of $1,600,000.00, plus interest at the rate(s) applicable to any Indebtedness as set forth in the paragraph herein entitled "Guaranty" and the expenses enumerated in the paragraph herein entitled "Attorneys' Fees".

This Guaranty is made as of 8-16-96 which shall be the date of this Guaranty.

Executed by the undersigned Guarantor as of the date set forth above.

GUARANTOR:

         /s/  MICHAEL VINER
X ----------------------------------
              Michael Viner

Address:

1072 North Beverly Drive
Beverly Hills, CA 90210




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